UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report and its exhibits include forward-looking statements. Edison International and Southern California Edison Company based these forward-looking statements on its current expectations and projections about future events in light of their knowledge of facts as of the date of this current report and their assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and Southern California Edison Company. Edison International and Southern California Edison Company have no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's and Southern California Edison Company's combined Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent Quarterly Reports on Form 10-Q.

Item 2.02	Results of Operations and Financial Condition
On February 26, 2013, Edison International issued a press release reporting its financial results and the financial results for its subsidiary, Southern California Edison Company, for the year ended December 31, 2012. A copy of the press release is attached as Exhibit 99.1. On the same day, members of Edison International's management will speak to investors via a financial teleconference. The presentation attached as Exhibit 99.2 will accompany management's comments on the financial teleconference. Prepared senior management remarks that will be made on the financial teleconference are attached as Exhibit 99.3. The information furnished in this Item 2.02 and Exhibits 99.1, 99.2, and 99.3 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 7.01	Regulation FD Disclosure
Members of Edison International management will use the information in the presentation attached hereto as Exhibit 99.2 in meetings with institutional investors and analysts and at investor conference presentations. The attached presentation will also be posted on Edison International's website.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits
See the Exhibit Index below.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: February 26, 2013

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: February 26, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Edison International Press Release dated February 26, 2013

99.2	Edison International Fourth Quarter 2012 Financial Teleconference Presentation dated February 26, 2013

99.3	Prepared Senior Management Remarks, Fourth Quarter 2012 Financial Teleconference, February 26, 2013